                                                                   EXHIBIT 10.10

                                                                  EXECUTION COPY
                                                                  --------------

                             MANAGEMENT AGREEMENT
                             --------------------

      MANAGEMENT AGREEMENT (this "Agreement") effective as of June 28, 1995 and
                                  ---------
dated as of April 5, 1996 by and between Wesley-Jessen Holding, Inc., a Delaware corporation (the "Company") and Kevin Ryan ("Executive").
                  -------                    ---------

      Pursuant to the Individual Retirement Account Agreement by and among Executive, the Company and Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. (the "IRA Agreement") and the Company's 1995 Stock Purchase and
                       -------------
Option Plan (the "Plan"), Executive shall direct the custodian or trustee (the
                  ----
"Trustee") of the Individual Retirement Account for the benefit of Kevin Ryan
--------
(the "IRA") to acquire for the benefit of the IRA and the Company will sell
      ---
7,500 shares of the Company's Class L Common Stock, par value $.01 per share (the "Class L Common") and 67,500 shares of the Company's Common Stock, par
      --------------
value $.01 per share (the "Common" and together with the Class L Common, the
                           ------
"Common Stock").  All of such shares of Common Stock and all shares of Common
-------------
Stock hereafter acquired by the IRA or Executive are referred to herein as

"Executive Stock."  In addition, the Company desires to grant to Executive
----------------
options to acquire 325,000 shares of Common, which options shall be divided into three grants, two grants for 100,000 shares of Common which will be based on performance targets and will have different exercise prices (the "Target
                                                                  ------
Options") and one grant for 125,000 shares of Common which will be subject to
-------
time vesting (the "Time Option"). The Target Options and the Time Option are
                   -----------
hereinafter referred to individually as an "Option" and collectively as the
                                            ------
"Options."
--------

                     The parties hereto agree as follows:

                          STOCK AND OPTION PROVISIONS

      1.   Purchase and Sale of Stock.
           --------------------------

      (a) Upon execution of this Agreement, Executive will direct the Trustee to purchase for the benefit of the IRA, and the Company will sell, 7,500 shares of Class L Common at a price of $17.40723 per share and 67,500 shares of Common at a price of $0.08059 per share, for an aggregate purchase price of $135,994.05. The Company will deliver to the Trustee certificates representing such shares of Executive Stock, and, upon receipt of such certificates, Executive will direct the Trustee to deliver to the Company a certified check or wire transfer of funds in the amount of $135,994.05.

      (b)  Representations and Warranties.  In connection with the purchase and
           ------------------------------
sale of the Executive Stock hereunder and pursuant to the IRA Agreement, Executive represents and warrants to the Company that:

      (i) The Executive Stock to be acquired by the Trustee and Executive pursuant to this Agreement and the IRA Agreement will be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "1933
                                                                        ----
   Act"), or any applicable state securities laws, and the Executive Stock will
   ---
   not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

      (ii) Executive is an executive officer of the Company or its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Stock.

      (iii) Executive is able to bear the economic risk of his investment in the Executive Stock for an indefinite period of time because the Executive Stock has not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

      (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company and its Subsidiaries as he has requested. Executive has reviewed, or has had an opportunity to review, a copy of that certain Purchase and Sale Agreement, dated as of May 5, 1995, between the Company's wholly-owned subsidiary, Wesley-Jessen Corporation (f/k/a WJ Acquisition Corp.), a Delaware corporation ("Buyer") and Schering Corporation, pursuant to which Buyer
                 -----
   has agreed to acquire all of the Assets (as such term is defined therein), and Executive is familiar with the transactions contemplated thereby. Executive has also reviewed, or has had an opportunity to review the Company's Certificate of Incorporation (a copy of which is attached hereto as Exhibit A) and bylaws and the loan agreements, notes and related docu-
      ---------
   ments with Buyer's lenders.

      (v) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

      (vi) Executive alone has full power and control with respect to the investment of the IRA assets and will not transfer, pledge or attempt to transfer or pledge control of the IRA or any asset therein to any other person without the express written consent of the Company.

      (vii) Executive will direct and will cause the IRA and the Trustee to take any actions necessary to comply with all provisions of this Agreement relating to the obligations of the holders of Executive Stock.

      (c)   Acknowledgement.  As an inducement to the Company to sell the Execu-
            ---------------
tive Stock to Executive and/or the IRA, and as a condition thereto, Executive acknowledges and agrees that:

      (i) the Company will have no duty or obligation to disclose to Executive, and Executive will have no right to be advised of, any material information regarding the Company or its Subsidiaries at any time prior to, upon or in connection with the repurchase of Executive Stock upon the termination of Executive's employment with the Company or its Subsidiaries or as otherwise provided hereunder; and

      (ii) neither the issuance of the Executive Stock to Executive or the IRA nor any provision contained herein shall entitle Executive to remain in the employment of the Company or its Subsidiaries or affect the right of the Company to terminate Executive's employment at any time for any reason.

      2.    Stock Options.
            -------------

      (a)   Definitions.  The following terms are defined as follows:
            -----------

      "Independent Third Party" means any Person who, immediately prior to the
       -----------------------
contemplated transaction, does not own in excess of 10% of the Company's common stock on a fully diluted basis, who is not controlling, controlled by or under common control with any such 10% owner of the Company's common stock and who is not the spouse or descendant (by birth or adoption) of any such 10% owner of the Company's common stock.

      "Investors" means Bain Capital Fund IV, L.P., Bain Capital Fund IV-B,
       ---------
L.P., BCIP Associates, BCIP Trust Associates, L.P., Randolph Street Partners and Robert Sandler.

      "Person" means an individual, a partnership, a joint venture, a
       ------
corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

      "Sale of the Company" means any transaction involving the Company and an
       -------------------
Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis (for purposes hereof "all or substantially all" shall have the meaning given such phrase in the Revised Model Business Corporation Act).

      (b)   Time Option.
            -----------

      (i)   Time Option Grant.  The Company hereby grants to Executive, pur-
            -----------------
suant to the Plan, the Time Option to purchase 125,000 shares of Common ("Time
                                                                          ----
Option Shares"), at a price per share of $0.08059 (the "Time Option Price").
-------------                                           -----------------
The Time Option Price and the number of Time Option Shares will be equitably adjusted for any stock split, stock dividend, reclassification or recapitalization of the Company which occurs subsequent to the date of this Agreement. The Time Option will expire on the close of business on the tenth anniversary of the date hereof (the "Expiration Date"), subject to earlier
                                     ---------------
expiration in connection with the termination of Executive's employment, as provided in Section 2(d) below. The Time Option is not intended to be an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder (the "Code").
 ----

      (ii)  Exercisability.  On each date set forth below the Time Option will
            --------------
have vested and become exercisable with respect to the cumulative percentage of Time Option Shares set forth opposite such date if Executive is, and has been, continuously employed by the Company or its Subsidiaries from the date of this Agreement through such date:

                                         Cumulative Percentage
                                            of Time Option
          Date                              Shares Vested
          ----                              -------------
     June 28, 1996                               25%
     June 28, 1997                               50%
     June 28, 1998                               75%
     June 28, 1999                              100%

; provided that upon the occurrence of an Acceleration Event (as defined below), all of the Time Option Shares will immediately vest and become exercisable. For the purposes of this Agreement, an "Acceleration Event" will be the first to
                                    ------------------
occur of (i) a Sale of the Company or (ii) on any date subsequent to the date that (A) the Company sells any shares of its common stock pursuant to a registration statement filed under the 1933 Act and (B) the Investors cease to own in the aggregate at least 20% of the outstanding common stock of the Company.

      (c)   Target Options.
            --------------

      (i)   Target Option Grants.  The Company hereby grants to Executive,
            --------------------
pursuant to the Plan, the Target Options to purchase up to (A) 100,000 shares of Common (the "Tranche I Options") with an exercise price per share of $3.70 (the
             -----------------
"Tranche I Price") and (B) 100,000 shares of Common (the "Tranche II Options"),
----------------                                          ------------------
with an exercise price per share of $7.33 (the "Tranche II Price").  The shares
                                                ----------------
issued upon exercise of the Tranche I Options or the Tranche II Options are referred to herein as the "Target Option Shares." The number of Target Option
                           --------------------
Shares, the Tranche I Price and the Tranche II Price will be equitably adjusted for any stock split, stock dividend, reclassification or recapitalization of the Company which occurs subsequent to the date of this Agreement. The Target Options will expire on the Expiration Date, subject to earlier expiration in connection with the termination of Executive's employment, as provided in
Section 2(d) below. The Target Options are not intended to be an "incentive stock options" within the meaning of Section 422A of the Code.

      (ii)  Exercisability.  The Target Options are vested and immediately
            --------------
exercisable.

      (d)   Early Expiration Upon Termination of Employment. Any portion of the
            -----------------------------------------------
Options that has not vested and become exercisable prior to the Termination Date (as defined in Section 3(b) below), will expire on the Termination Date and may not be exercised under any circumstance. Any portion of the Options that has vested and become exercisable prior to the Termination Date will expire on the earlier of (i) 30 days after the Termination Date or (ii) the tenth anniversary of the date of this Agreement.

      (e)   Procedure for Exercise.  At any time after all or any portion of the
            ----------------------
Options have become exercisable with respect to any Option Shares (as defined in
Section 3(a) hereof) and prior to the Expiration Date (except as provided for in
Section 2(d) above), Executive may exercise all or a portion of the Options with respect to Option Shares vested pursuant to paragraph 2(b)(ii) or 2(c)(ii) above by delivering written notice of exercise to the Company, together with (i) a written acknowledgment that Executive has read and has been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to Executive regarding the Company and (ii) payment in full by delivery of a cashier's, personal or certified check or wire transfer of immediately available funds in the amount (the "Option
                                                                    ------
Price") equal to the product of (i) in the case of the Time Option, (A) the Time
-----
Option Price multiplied by (B) the number of Time Option Shares to be acquired;
(ii) in the case of the Tranche I Option, (A) the Tranche I Price multiplied by
(B) the number of Tranche I Option Shares to be acquired; and (iii) in the case of the Tranche II Option, (A) the Tranche II Price multiplied by (B) the number of Tranche II Option Shares to be acquired. As a condition to any exercise of the Options, Executive will permit the Company to deliver to him all financial and other information regarding the Company and its Subsidiaries which it believes necessary to enable Executive to make an informed investment decision.

      (f)  Securities Laws Restrictions.  Executive represents that when
           ----------------------------
Executive exercises any of the Options he will be pur chasing Option Shares for Executive's own account and not on behalf of others. Executive understands and acknowledges that federal and state securities laws govern and restrict Executive's right to offer, sell or otherwise dispose of any Option Shares unless Executive's offer, sale or other disposition thereof is registered under the 1933 Act and state securities laws or, in the opinion of the Company's counsel, such offer, sale or other disposition is exempt from registration thereunder. Executive agrees that he will not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any regi stration statement (or similar filing under state law) with the Securities and Exchange Commission or to amend or supplement any such filing or
(ii) violate or cause the Company to violate the 1933 Act, the rules and regulations promulgated thereunder or any other state or federal law. Executive further understands that the certificates for any Option Shares which Executive purchases will bear the legend set forth in paragraph 5 hereof or such other legends as the Company deems necessary or desirable in connection with the 1933 Act or other rules, regulations or laws.

      (g)  Non-Transferability of Options.  The Options are personal to
           ------------------------------
Executive and are not transferable by Executive except pursuant to the laws of descent or distribution. Only Executive or his legal guardian or representative may exercise the Options.

      3.   Repurchase Option.
           -----------------

      (a)  Definitions.  The following terms are defined as follows:
           -----------

      "Fair Market Value" of each share of Executive Stock means the market
       -----------------
value as determined in good faith by the Board.

      "Managers" means Edward J. Kelley, so long as each such person is employed
       --------
by the Company or any of its Subsidiaries.

      "Option Shares" means the Time Option Shares and the Target Option Shares.
       -------------
For purposes of this paragraph 3 and paragraph 4, Option Shares issued upon exercise of any Options will be deemed to be Executive Stock.

      "Original Value" of each share of Executive Stock will be equal to
       --------------
$17.40723 for each share of Class L Common, and the price paid by Executive and/or the IRA for each share of Common (as proportionally adjusted for all stock splits, stock dividends and other recapitalizations affecting the Class L Common or the Common, as the case may be, subsequent to the date hereof).

      "Subsidiary" means any corporation of which shares of stock having a
       ----------
majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through its Subsidiaries.

      (b)  Repurchase Option.  In the event that Executive is no longer employed
           -----------------
by the Company or any of its Subsidiaries for any reason (the date of such termination being referred to herein as the "Termination Date"), the Executive
                                             ----------------
Stock, whether held by Executive, the IRA or one or more transferees, will be subject to repurchase by the Company, the Investors and the Managers (each of the aforementioned, solely at their option) pursuant to the terms and conditions set forth in this paragraph 3 (the "Repurchase Option").
                                    -----------------

      (c)  Repurchase Price.  If Executive is no longer employed by the Company
           ----------------
or any of its Subsidiaries for any reason, then on or after the Termination Date, the Company may elect to purchase all or any portion of the Executive Stock at a price per share equal to the Fair Market Value thereof.

      (d)  Repurchase Procedures.  The Company may elect to exercise the right
           ---------------------
to purchase all or any portion of the shares of Executive Stock pursuant to the Repurchase Option by delivering written notice (the "Repurchase Notice") to the
                                                     -----------------
holder or holders of the Executive Stock within 180 days of the Termination Date. The Repurchase Notice will set forth the number of shares of Execu-tive Stock to be acquired from such holder(s), the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. If any Executive Stock is held by any transferees of Executive or the IRA, the Company shall purchase the shares elected to be purchased from such holder(s) of Executive Stock, pro rata according to the number of shares of Executive Stock held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). If Executive Stock of different classes is to be purchased by the Company and Executive Stock is held by any transferees of Executive or the IRA, the number of shares of each class of Executive Stock to be purchased will be allocated among such holders, pro rata according to the total number of shares of Executive Stock to be purchased from such persons.

      (e)   Investor and Manager Rights.
            ---------------------------

      (i) If for any reason the Company does not elect to purchase all of the Executive Stock pursuant to the Repurchase Option prior to the 180th day following the Termination Date, the Investors and the Managers will be entitled to exercise the Repurchase Option, in the manner set forth in this paragraph 3, for the Executive Stock the Company has not elected to purchase (the "Available
                                                                      ---------
Shares").  As soon as practicable, but in any event within thirty (30) days
------
after the Company determines that there will be any Available Shares, the Company will deliver written notice (the "Option Notice") to the Investors and
                                          -------------
the Managers setting forth the number of Available Shares and the price for each Available Share.

      (ii) Each of the Investors and the Managers will initially be permitted to purchase its pro rata share (based upon the number of shares of Common Stock then held by such Investors and Managers) of the Available Shares. Each Investor and Manager may elect to purchase any number of the Available Shares (subject to the preceding sentence) by delivering written notice to the Company within 30 days after receipt of the Option Notice from the Company (such 30-day period being referred to herein as the "Election Period").
                                 ---------------
      (iii) As soon as practicable but in any event within five (5) days after the expiration of the Election Period, the Company will, if necessary, notify the Investors and the Managers electing to purchase Available Shares of any Available Shares which Investors and Managers have elected not to purchase and each of the electing Investors and Managers will be entitled to purchase the remaining Available Shares on the same terms as described above (the "Second
                                                                      ------
Option Notice"); provided that if in the aggregate such Investors and Managers
-------------
elect to purchase more than the
remaining Available Shares, such remaining Available Shares purchased by each such Investor and Manager will be reduced on a pro rata basis based upon the number of shares of Common Stock then held by such Investors and Managers. Each Investor and Manager may elect to purchase any of the remaining Available Shares available to such Investor and Manager by delivering written notice to the Company within 10 days after the delivery of the Second Option Notice (with such 10-day period referred to herein as the "Second Election Period").
                                         ----------------------

      (iv) As soon as practicable but in any event within five (5) business days after the expiration of the Election Period or the Second Election Period (if any) the Company will, if necessary, notify the holder(s) of Executive Stock as to the number of shares of Executive Stock being purchased from the holder(s) by the Investors and the Managers (the "Supplemental Repurchase Notice"). At the
                                        ------------------------------
time the Company delivers a Supplemental Repurchase Notice to the holder(s) of Executive Stock, the Company will also deliver to each electing Investor and Manager written notice setting forth the number of shares of Executive Stock the Company and each Investor and Manager will acquire, the aggregate purchase price to be paid and the time and place of the closing of the transaction.

      (f)   Closing.  The closing of the transactions contemplated by this
            -------
paragraph 3 will take place on the date designated by the Company in the Repurchase Notice or the Supplemental Repurchase Notice, as the case may be, which date will not be more than 90 days after the delivery of such notice. The Company and/or the Investors and/or the Managers, as the case may be, will pay for the Executive Stock to be purchased pursuant to the Repurchase Option by delivery of, in the case of each Investor and Manager, a check payable to the holder of such Executive Stock, and in the case of the Company (i) a check payable to the holder of such Executive Stock, (ii) a note or notes payable in three equal annual installments beginning on the first anniversary of the closing of such purchase and bearing interest at a rate per annum equal to 8% or
(iii) both (i) and (ii) in the aggregate amount of the purchase price for such shares. Any notes issued by the Company pursuant to this paragraph 3(f) shall be subject to any restrictive covenants to which the Company is subject at the time of such purchase. Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Executive Stock by the Company will be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Executive Stock hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions. The Company and/or the Investors and/or the

Managers, as the case may be, will receive customary repre sentations and warranties from each seller regarding the sale of the Executive Stock, including, but not limited to, the representation that such seller has good and marketable title to the Executive Stock to be transferred free and clear of all liens, claims and other encumbrances.

      (g)   Executive's Undertaking.  Executive will cause Executive's IRA to
            -----------------------
take all actions necessary to consummate the closing of any transaction contemplated by this paragraph 3.

      (h)   Termination of Repurchase Option.  The provisions of this
            --------------------------------
paragraph 3 will terminate upon the occurrence of an Acceleration Event (as defined in Section 2(b)(ii) above).

      4.    Restrictions on Transfer.
            ------------------------

      (a)   Transfer of Executive Stock.  Executive will not (and will not
            ---------------------------
permit the Trustee for Executive's IRA to) sell, pledge or otherwise transfer any interest in any shares of Executive Stock, except pursuant to the provisions of paragraphs 3, 4(b), 4(c), 7 or 8 hereof.

      (b)   Certain Permitted Transfers.  The restrictions contained in this
            ---------------------------
paragraph 4 will not apply with respect to transfers of Executive Stock (i) pursuant to applicable laws of descent and distribution, (ii) among Executive's Family Group (as defined below) or (iii) by the IRA to Executive or members of Executive's Family Group, provided that the restrictions contained in this paragraph 4 will continue to be applicable to the Executive Stock after any such transfer and the transferees of such Executive Stock shall agree in writing to be bound by the provisions of this Agreement. "Family Group" means Executive's
                                                ------------
spouse and descendants (whether natural or adopted) and any trust solely for the benefit of Executive and/or Executive's spouse and/or descendants. Any transferee of Executive Stock pursuant to a transfer in accordance with the provisions of this subparagraph 4(b) is herein referred to as a "Permitted
                                                                 ---------
Transferee."  Upon the transfer of Executive Stock pursuant to this paragraph
----------
4(b), Executive will deliver a written notice (the "Transfer Notice") to the
                                                    ---------------
Company. The Transfer Notice will disclose in reasonable detail the identity of the Permitted Transferee(s).

      (c)   Participation Rights.
            --------------------

      (i) At least 30 days prior to any transfer of shares of any class of Common Stock by an Investor (other than a transfer among the Investors or their affiliates or to an employee of the Company or its Subsidiaries), the transferring Investor will deliver written notice (the "Sale Notice") to the Company, Executive and all
                             -----------
other holders of such class of Common Stock that have been granted participation rights similar to the participation rights granted herein (Executive and such other holders of Common Stock with participation rights collectively referred to as the "Other Stockholders"), specifying in reasonable detail the identity of
        ------------------
the prospective transferee(s) and the terms and conditions of the transfer. Notwithstanding the restrictions contained in this paragraph 4, the Other Stockholders may elect to participate in the contemplated transfer by delivering written notice to the transferring Investor within 10 days after delivery of the Sale Notice. If any Other Stockholders have elected to participate in such transfer, each of the transferring Investor and such Other Stockholders will be entitled to sell in the contemplated transfer, at the same price and on the same terms, a number of shares of such class of Common Stock equal to the product of
(A) the quotient determined by dividing the number of shares of such class of Common Stock owned by such person by the aggregate number of shares of such class of Common Stock owned by the transferring Investor and the Other Stockholders participating in such sale and (B) the number of shares of such class of Common Stock to be sold in the contemplated transfer. Notwithstanding the foregoing, in the event that the transferring Investor(s) intend to transfer shares of more than one class of Common Stock, the Other Stockholders participating in such transfer shall be required to sell in the contemplated transfer a pro rata portion of shares of all such classes of Common Stock, which portion shall be determined in the manner set forth immediately above.

   For example (by way of illustration only), if the Sale Notice contemplated
   -----------------------------------------
   a sale of 100 shares of Class L Common by the transferring Investor, and if the transferring Investor at such time owns 30% of the Class L Common and if one Other Stockholder elects to participate and owns 20% of the Class L Common, the transferring Investor would be entitled to sell 60 shares
   (30% / 50% x 100 shares) and the Other Stockholder would be entitled to sell 40 shares (20% / 50% x 100 shares).

      (ii) The transferring Investor will use reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the Other Stockholders in any contemplated transfer, and the transferring Investor will not transfer any of its shares of Common Stock to the prospective transferee(s) unless (A) simultaneously with such transfer, the prospective transferee or transferees purchase from the Other Stockholders the shares of Common Stock which the Other Stockholders are entitled to sell to such prospective transferee(s) pursuant to paragraph 4(c)(i) above or (B) simultaneously with such transfer, the transferring Investor purchases the number of shares of such class of Common Stock from the Other Stockholders which the Other Stockholders would have been entitled to sell pursuant to paragraph 4(c)(i) above.

      (d)  Termination of Transfer Restrictions. The provisions of this
           ------------------------------------
paragraph 4 will terminate upon the occurrence of an Acceleration Event.

      5.   Additional Restrictions on Transfer.
           -----------------------------------

      (a) The certificates representing the Executive Stock and Option Shares will bear the following legend:

      "THE SECURITIES REPRESENTED BY THIS CERTIFI CATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A MANAGEMENT AGREEMENT BETWEEN THE ISSUER (THE "COMPANY") AND AN EMPLOYEE OF THE COMPANY DATED AS OF APRIL 5, 1996, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

      (b) No holder of Executive Stock or Options Shares may sell, transfer or dispose of any Executive Stock or Option Shares (except pursuant to an effective registration statement under the Securities Act of 1933) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel shall be reasonably acceptable to the Company) that registration under the 1933 Act is not required in connection with such transfer.

      6.   Definition of Executive Stock and Option Shares.  For all purposes
           -----------------------------------------------
of this Agreement, Executive Stock and Option Shares will continue to be Executive Stock and Option Shares in the hands of any holder other than Executive or the IRA, as the case may be, (except for the Company, the Investors or purchasers pursuant to an offering registered under the 1933 Act or purchasers pursuant to a Rule 144 transaction (other than a Rule 144(k) transaction occurring prior to the time of a closing of a Public Offering (as defined in Section 8 below)), and each such other holder of Executive Stock and Option Shares will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock and Option Shares hereunder. Executive Stock and Option Shares will also include shares of the Company's capital stock issued with respect to shares of Executive Stock and Option Shares by way of a stock split, stock dividend or other recapitalization.

      7.   Sale of the Company
           -------------------

      (a) If the holders of a majority of the shares of Common Stock held by the Investors approve (and, in the case of any sale or other fundamental change which requires the approval of the board of directors of a Delaware corporation pursuant to the Delaware General Corporation Law, the Board shall have approved such sale) a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all or substantially all of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to an Independent Third Party or group of Independent Third Parties (an "Approved Sale"), each holder of Executive
                                  -------------
Stock or Option Shares will vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as (i) a merger or consolidation, each holder of Executive Stock or Options Shares will waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each holder of Executive Stock or Option Shares will agree to sell all of his shares of Executive Stock or Options Shares and rights to acquire shares of Executive Stock or Option Shares on the terms and conditions approved by the Board and the holders of a majority of the Common Stock then outstanding. Each holder of Executive Stock or Option Shares will take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

      (b) The obligations of the holders of Common Stock with respect to the Approved Sale of the Company are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of Common Stock will receive the same form of consideration and the same portion of the aggregate consideration that such holders of Common Stock would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to such Approved Sale; (ii) if any holders of a class of Common Stock are given an option as to the form and amount of consideration to be received, each holder of such class of Common Stock will be given the same option; and (iii) each holder of then currently exercisable rights to acquire shares of a class of Common Stock will be given an opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of such class of Common Stock.

      (c) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Executive Stock and Option Shares will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Executive Stock or Option Shares appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Executive Stock or Option Shares declines to appoint the purchaser representative designated by the Company, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

      (d) Executive and the other holders of Executive Stock and Option Shares (if any) will bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Executive Stock and Option Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Common Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by Executive and the other holders of Executive Stock and Option Shares on their own behalf will not be considered costs of the transaction hereunder.

      (e) The provisions of this paragraph 7 will terminate upon the closing of a Public Offering (as defined below).

      8.   Public Offering.  In the event that the Board and the holders of a
           ---------------
majority of the shares of Common Stock then outstanding approve an initial public offering and sale of Common Stock (a "Public Offering") pursuant to an
                                             ---------------
effective registration statement under the 1933 Act, the holders of Executive Stock and Option Shares will take all necessary or desirable actions in connection with the consummation of the Public Offering. In the event that such Public Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the Common Stock structure will adversely affect the marketability of the offering, each holder of Executive Stock and Option Shares will consent to and vote for a recapitalization, reorganization and/or exchange of the Common Stock into securities that the managing underwriters, the Board and holders of a majority of the shares of Common Stock then outstanding find acceptable and will take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange.

      9.   Notices.  Any notice provided for in this Agreement must be in
           -------
writing and must be personally delivered, received by certified mail, return receipt requested, or sent by guaranteed overnight delivery service, to the Investors and the Managers at the addresses indicated in the Company's records and to the other recipients at the address indicated below:

   To the Company:

      Wesley-Jessen Holding, Inc.
      c/o Bain Capital, Inc.
      Two Copley Place
      Boston, Massachusetts 02116
      Attn:  Steven G. Pagliuca
             Adam W. Kirsch

   With a copy to:

      Kirkland & Ellis
      200 East Randolph Drive
      Chicago, Illinois 60601
      Attn:  Jeffrey C. Hammes
             Gary M. Holihan

   To Executive:

      Kevin Ryan
      1501 East Central Road
      #317
      Arlington Heights, Illinois  60005

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

      10.  Severability.  Whenever possible, each provision of this
           ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

      11.  Complete Agreement.  This Agreement embodies the complete
           ------------------
agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

      12.  Counterparts.  This Agreement may be executed in separate
           ------------
counterparts, each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

      13.  Successors and Assigns.  This Agreement is intended to bind and
           ----------------------
inure to the benefit of and be enforceable by Executive, the Company, the Investors, the Managers and their respective successors and assigns, provided that Executive may not assign any of his rights or obligations, except as expressly provided by the terms of this Agreement.

      14.  Governing Law.  The corporate law of the State of Delaware shall
           -------------
govern all questions concerning the relative rights of the Company and its stockholders. All other issues concerning the enforceability, validity and binding effect of this Agreement will be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Illinois.

      15.  Remedies.  The parties hereto acknowledge and agree that money
           --------
damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

      16.  Effect of Transfers in Violation of Agreement.  The Company will
           ----------------------------------------------
not be required (a) to transfer on its books any shares of Executive Stock or Option Shares which have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares, to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares have been transferred in violation of this Agreement.

      17.  Amendments and Waivers.  Any provision of this Agreement may be
           ----------------------
amended or waived only with the prior written consent of the Company, the Investors and the Managers who hold 70% of the Common Stock held by the Investors and the Managers, and Executive; provided, however, that in the event that such amendment or waiver would adversely affect an Investor, a Manager or a group of Investors or Managers in a manner different than any other Investor or Manager, then such amendment or waiver will require the consent of such Investor or Manager or a majority of the Common Shares held by such group of Investors or Managers adversely affected.

      18.  Third Party Beneficiaries.  The parties hereto acknowledge and
           -------------------------
agree that the Investors and the Managers are third party beneficiaries of this Agreement. This Agreement will inure to the benefit of and be enforceable by the Investors and the Managers and their respective successors and assigns.

      19.  Wesley-Jessen Holding, Inc. 1995 Stock Purchase and Option Plan.
           ---------------------------------------------------------------
The issuance of Executive Stock and the grant of the Options hereunder is pursuant to, and subject to all the terms and conditions of the Plan, attached hereto as Exhibit B.
          ---------

                                 *  *  *  *  *

      IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.



                                           WESLEY-JESSEN HOLDING, INC.


                                           By:   President
                                               --------------------------------
                                                      Title:


                                                 Kevin Ryan
                                           ------------------------------------
                                            KEVIN RYAN

                SCHEDULE - TERMS FOR OTHER NAMED EXECUTIVES

1)       Edward J. Kelley:
         -----------------

                  a)       Number of Shares purchased:
                                 Common L-     2,500
                                 Common-      22,500
                  b)       Time Options exercisable at $0.08059/share:
                                 Number-      25,000
                                 Vest-        Over 4 years in equal installments
                                              beginning June 28, 1996
                  c)       Options immediately exercisable at $3.70/share:
                                 Number-      25,000
                  d)       Options immediately exercisable at $7.33/share:
                                 Number-      25,000

2)       Lawrence L. Chapoy:
         -------------------
                  a)       Number of Shares purchased:
                                  Common L-     357
                                  Common-     3,214
                  b)       Time Options exercisable at $0.08059 per share:
                                  Number-     7,143
                                  Vest-       Over 5 years in equal installments
                                              beginning June 28, 1996.
                  c)       Options immediately exercisable at $3.70/share:
                                  Number-     7,143
                  d)       Options immediately exercisable at $7.33/share:
                                  Number-     7,143

3)       Daniel M. Roussel:
         ------------------
                  a)       Number of Shares purchased:
                                  Common L-     714
                                  Common-     6,428
                  b)       Time Options exercisable at $0.08059/share:
                                  Number-     14,286
                                  Vest-       Over 5 years in equal installments
                                              beginning June 28, 1996.
                  c)       Options immediately exercisable at $3.70/share:
                                  Number-     14,286
                  d)       Options immediately exercisable at $7.33/share:
                                  Number-     14,286

4)       Thomas F. Steiner:
         ------------------
                  a)       Number of Shares purchased:
                                  Common L-     536
                                  Common-     4,822
                  b)       Time Options exercisable at $0.08059/share:
                                  Number-     10,714
                                  Vest-       Over 5 years in equal installments
                                              beginning June 28, 1996.
                  c)       Options immediately exercisable at $3.70/share:
                                  Number-     10,714
                  d)       Options immediately exercisable at $7.33/share:
                                  Number-     10,714